1 NYSE: STT July 16, 2024 Exhibit 99.3

2 All comparisons are to corresponding prior year period unless otherwise noted Financial performance • EPS of $2.15, as compared to $2.17 in 2Q23 • Total revenue of $3.2B, up 3% – Fee revenue up 2%, primarily reflecting higher Management fees and FX trading services revenue, partially offset by lower Servicing fees, Other fee revenue, Securities finance revenue and Software and processing fees – NII up 6%, largely due to higher investment securities yields and loan growth, partially offset by deposit mix shift • Total expenses of $2.3B, up 3%, as continued business investments and revenue-related costs were partially offset by productivity savings • Pre-tax margin of 28.6%; ROE of 11.9% Business momentum Investment Servicing • New servicing fee revenue wins of $72M primarily related to Back office wins1 • Record AUC/A of $44.3T at quarter-end; AUC/A wins of $291B and AUC/A yet to be installed of $2.4T2 • Reported 1 new State Street Alpha® mandate, resulting in 3 YTD Alpha wins2 Investment Management • Record AUM of $4.4T at quarter-end • Continued market share gains in U.S. Low Cost and EMEA ETFs, driven by strong net inflows2 Transformation • Advanced transformation of operating model with consolidation of the final operations joint venture in India Balance sheet and capital • CET1 ratio of 11.2% and State Street Bank and Trust LCR of 134% at quarter end3,4 • Strong performance under Federal Reserve supervisory stress test, preliminary SCB maintained at 2.5% floor5 • Capital return of $407M in 2Q24; $200M of common share repurchases; $207M of declared common stock dividends • Announced a planned 10% increase to 3Q24 quarterly common stock dividend to $0.76 per share, subject to Board approval6 Refer to the Appendix included with this presentation for endnotes 1 to 26.

Summary of 2Q24 financial results

Financial results

(GAAP; $M, except EPS data, or where otherwise noted)	Quarters 2Q23	1Q24	2Q24	%Δ 1Q24	2Q23
Revenue:					
Back office servicing fees	$1,164	$1,136	$1,146	1%	(2)%
Middle office services	95	92	93	1	(2)
Servicing fees	1,259	1,228	1,239	1	(2)
Management fees	461	510	511	0	11
Foreign exchange trading services	303	331	336	2	11
Securities finance	117	96	108	13	(8)
Front office software and data	162	144	152	6	(6)
Lending related and other fees	59	63	62	(2)	5
Software and processing fees	221	207	214	3	(3)
Other fee revenue	58	50	48	(4)	(17)
Total fee revenue	**2,419**	**2,422**	**2,456**	**1**	**2**
Net interest income	**691**	**716**	**735**	**3**	**6**
Total revenue	**$3,110**	**$3,138**	**$3,191**	**2%**	**3%**
Provision for credit losses	**(18)**	**27**	**10**	**(63)%**	**nm**
Total expenses	**$2,212**	**$2,513**	**$2,269**	**(10)%**	**3%**
Net income before income taxes	**$916**	**$598**	**$912**	**53%**	**(0)%**
Net income	**$763**	**$463**	**$711**	**54%**	**(7)%**
Diluted earnings per share	**$2.17**	**$1.37**	**$2.15**	**57%**	**(1)%**
Return on average common equity	**13.0%**	**7.7%**	**11.9%**	**4.2%pts**	**(1.1)%pts**
Pre-tax margin	**29.5%**	**19.1%**	**28.6%**	**9.5%pts**	**(0.9)%pts**
Tax rate	**16.7%**	**22.5%**	**22.1%**	**(0.4)%pts**	**5.4%pts**
Ex-notable items, non-GAAP[A]:					
Total revenue	*$3,110*	*$3,138*	*$3,191*	*2%*	*3%*
Total expenses	*$2,212*	*$2,383*	*$2,269*	*(5)%*	*3%*
EPS	*$2.17*	*$1.69*	*$2.15*	*27%*	*(1)%*
Return on average common equity	*13.0%*	*9.5%*	*11.9%*	*2.4%pts*	*(1.1)%pts*
Pre-tax margin	*29.5%*	*23.2%*	*28.6%*	*5.4%pts*	*(0.9)%pts*
Tax Rate	*16.7%*	*22.8%*	*22.1%*	*(0.7)%pts*	*5.4%pts*

Notable items

($M, except EPS data)	Quarters[A] 2Q23	1Q24	2Q24
FDIC special assessment	-	($130)	-
Total notable items (pre-tax)	**-**	**($130)**	**-**
Income tax impact from notable items	-	(31)	-
EPS impact	**-**	**($0.32)**	**-**

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures.

3 STATE STREET

4 AUC/A ($T, as of period-end) 2 Market indices7 • Up 12% YoY largely driven by higher quarter-end market levels, client flows and net new business • Up 1% QoQ primarily due to higher quarter-end market levels and client flows • Up 16% YoY reflecting higher quarter- end market levels and net inflows • Up 2% QoQ mainly driven by higher quarter-end market levels AUM ($B, as of period-end) 2 +2% +1% $39.6 $43.9 $44.3 2Q23 1Q24 2Q24 2Q23 1Q24 2Q24 $3,797 $4,336 $4,415 +12% +16% A Line items may not sum to total due to rounding. Refer to the Appendix included with this presentation for endnotes 1 to 26. Select industry flows8 2Q23 1Q24 2Q24 Long Term Funds $(113) $(3) $(111) Money Market 175 31 66 ETF 136 191 206 North America Total 198 219 161 EMEA Total 27 83 100 Total flowsA ($B) 1Q24 2Q23 Equity & Bond Indices: EOP 4% 23% Daily Avg 5 25 EOP (1) 9 Daily Avg 3 10 EOP 4 10 Daily Avg 5 8 EOP 2 17 Daily Avg 4 19 EOP (1) 1 Daily Avg (1) (0) Volatility Indices: VIX Daily Avg 2% (15)% JPM G7 FX Daily Avg (1) (16) JPM EM FX Daily Avg 3 (28) Specials Volumes: S&P Global Industry Specials Avg Volume 8% (24)% S&P U.S. Industry Specials Avg Volume (6)% (33)% (% change) 2Q24 vs S&P 500 MSCI EAFE MSCI EM MSCI ACWI Bloomberg Global Agg

Servicing fees

Servicing fees ($M)



-2%
+1%
$1,259
$1,234
$1,212
$1,228
$1,239
YoY %
Back office servicing fees
1,164
1,138
1,128
1,136
1,146
(2)%
Middle office services
95
96
84
92
93
(2)%
2Q23
3Q23
4Q23
1Q24
2Q24

Performance indicators

	2Q23	3Q23	4Q23	1Q24	2Q24
AUC/A wins[2] ($B)	$141	$149	$501	$474	$291
AUC/A to be installed[2] ($B)	2,365	2,255	2,302	2,576	2,390
Servicing fee rev. wins[1] ($M)	39	91	103	67	72

2Q24 performance

Servicing fees of $1,239M down (2)% YoY and up 1% QoQ[A]

- Down (2)% YoY as higher average equity market levels and net new business, excluding a previously disclosed client transition, were more than offset by pricing headwinds, a previously disclosed client transition and lower client activity/adjustments, including asset mix shift
- Up 1% QoQ mainly due to higher client activity/adjustments, including asset mix shift, and higher average equity market levels

Asset Services business momentum

- New 2Q24 servicing fee revenue wins of $72M, up from $39M in 2Q23, with the majority driven by Back office wins[1]
- $276M of servicing fee revenue to be installed as of quarter-end, up $79M YoY and down $(15)M QoQ[1,2]
- $291B in new servicing AUC/A wins, with the majority from the Asset Managers and Asset Owners segments, which were well distributed regionally[2]
  - ~$80B of new servicing AUC/A wins driven by Alpha[2]

[A] Servicing fees were negatively impacted by currency translation both YoY and QoQ by $(4)M and $(3)M, respectively.
Refer to the Appendix included with this presentation for endnotes 1 to 26.

5

STATE STREET

Management fees

Management fees ($M)



+11%
Flat
$461
$479
$479
$510
$511
2Q23
3Q23
4Q23
1Q24
2Q24

Performance indicators ($B)[2]

	2Q23	3Q23	4Q23	1Q24	2Q24
AUM	$3,797	$3,687	$4,128	$4,336	$4,415
Net flows (QoQ)	38	10	103	(9)	(6)

2Q24 performance

Management fees of $511M up 11% YoY and flat QoQ[A]

- Up 11% YoY primarily due to higher average market levels and net inflows from prior periods, partially offset by the impacts of a strategic ETF repricing initiative
- Flat QoQ mainly driven by higher average market levels offset by net outflows and lower performance fees
- 2Q24 AUM: ETF inflows of $6B were more than offset by Institutional and Cash outflows of $(8)B and $(4)B, respectively
- Investment Management business 2Q24 pre-tax margin of 32%

Investment Management business momentum[2]

- Increased SPDR® ETF market share across U.S. Low Cost and EMEA; continued sales strength and momentum in U.S. Retirement
- Launched new and diversified solutions, across a range of exposures and geographies in 1H24, increasing the breadth of our offering
- Announced a planned strategic investment in Envestnet, enhancing access to independent wealth advisory and high-net-worth channels[9]

[A] Management fees were negatively impacted by currency translation YoY and QoQ by $(2)M and $(1)M, respectively.
Refer to the Appendix included with this presentation for endnotes 1 to 26.

6

STATE STREET

7 Markets, Software & processing, and Other fees ($M) 58 44 33 50 48 221 188 237 207 214 117 103 97 96 108 303 313 307 331 336 2Q23 3Q23 4Q23 1Q24 2Q24 $699 $648 $674 $684 $706 FX trading Securities finance Software & processing 11% (8)% (3)% YoY % Other fees10 (17)% • FX trading services of $336M – Up 11% YoY primarily due to higher volumes, partially offset by lower spreads associated with subdued FX volatility – Up 2% QoQ supported by higher Indirect FX revenues from increased volumes, partially offset by lower spreads associated with subdued FX volatility • Securities finance of $108M – Down (8)% YoY mainly due to lower spreads primarily resulting from muted industry specials activity, partially offset by higher balances – Up 13% QoQ primarily driven by both higher Agency and Prime Services balances and higher Prime Services spreads • Software and processing fees of $214M – Down (3)% YoY primarily due to lower On-premises renewals in Front office software and data – Up 3% QoQ mainly driven by higher Front office software and data revenue associated with CRD • Other fee revenue of $48M10 2Q24 performance Refer to the Appendix included with this presentation for endnotes 1 to 26.

8 • 2Q24 annual recurring revenue (ARR) increased 23% YoY, driven by 20+ SaaS client implementations and conversions since 2Q23 • On track to deliver full-year goal of 6-8 new Alpha mandate wins, with 1 reported in 2Q24 and 3 YTD2 • 2 Alpha mandates went live in 2Q24, bringing the total to 23 live mandates 82 85 89 94 101 29 27 33 31 29 47 52 15 18 2Q23 14 3Q23 4Q23 1Q24 2Q24 $162 $130 $179 $144 $152 Refer to the Appendix included with this presentation for endnotes 1 to 26. +6% -6% • Down (6)% YoY primarily due to lower On-premises renewals, partially offset by continued strong software-enabled revenue growth • Up 6% QoQ primarily driven by continued software-enabled revenue growth ($M) 2Q23 1Q24 2Q24 Front office metrics New bookings13 $4 $10 $3 ARR14 281 326 345 Uninstalled revenue backlog15 88 102 99 Middle office metric Uninstalled revenue backlog16 82 106 109 Alpha metrics # of mandate wins2 - 2 1 Live mandates to-date 15 21 23 Professional services Software- enabled (incl. SaaS)12 On-premises12 17% YoY Growth Business momentum Front office software and data ($M) 11 Future growth driven by Front, Middle and Alpha 2Q24 performance

Net interest income

NII and NIM ($M)[17]



+6%
+3%
$691
$624
$678
$716
$735
2Q23
3Q23
4Q23
1Q24
2Q24

	2Q23	3Q23	4Q23	1Q24	2Q24
NIM[17] (FTE, %)	1.19%	1.12%	1.16%	1.13%	1.13%

Average balance sheet highlights ($B)[A]

	2Q23	3Q23	4Q23	1Q24	**2Q24**
Total assets	$275	$268	$279	$299	**$306**
Cash[18]	73	66	75	95	**91**
Investment portfolio	108	105	103	101	**105**
HTM % (EOP)	*60%*	*60%*	*56%*	*52%*	***47%***
Duration (EOP)[19]	*2.7*	*2.7*	*2.7*	*2.7*	***2.5***
Loans	34	35	37	38	**39**
Total deposits	$206	$198	$207	$219	**$221**
% Operational[20]	*75%*	*75%*	*74%*	*73%*	***75%***

2Q24 performance[B]

- Up 6% YoY largely due to higher investment securities yields and loan growth, partially offset by deposit mix shift
- Up 3% QoQ primarily driven by higher investment securities yields and balances as well as loan growth, partially offset by a decline in average non-interest-bearing deposits

Average assets and liabilities

- Assets increased 11% YoY and 3% QoQ primarily due to an increase in total deposits and balance sheet funding
- Deposits increased 7% YoY mainly driven by growth in interest-bearing balances, partially offset by a reduction in non-interest-bearing deposits
- Loan growth of 13% YoY and 3% QoQ

[A] Line items are rounded. [B] Net interest income was negatively impacted by currency translation both YoY and QoQ by $(5)M and $(4)M, respectively.
Refer to the Appendix included with this presentation for endnotes 1 to 26.

9

STATE STREET

Expenses

Expenses

(Ex-notable items, non-GAAP, $M)[A]



+3%
-5%
$2,212
$2,383
$2,269
Comp. & benefits
1,123
1,252
1,099
Info. sys.
405
432
454
Tran. processing
235
248
250
Occupancy
103
103
106
Other[21]
346
348
360
2Q23
1Q24
2Q24

	2Q23	1Q24	2Q24	
GAAP Expenses	$2,212	$2,513	$2,269	YoY +3% QoQ -10%
Headcount	42,688	45,871	52,568	YoY +23% QoQ +15%
Pro-forma[22]	*55,467*	*53,265*		*YoY -5% QoQ -1%*

Headcount reflects the consolidation of two operations JVs in India (1 in 4Q23 and 1 in 2Q24), which increased headcount by ~12,000. The associated headcount costs were previously reflected in the Compensation and employee benefits line.

2Q24 performance

(Ex-notable items, non-GAAP, $M)[A]

Expenses of $2,269M up 3% YoY and down (5)% QoQ[A]

- **Compensation and employee benefits of $1,099M**
  - Down (2)% YoY mainly due to lower contractor spend associated with the JV consolidations in India and lower salaries, partially offset by higher incentive compensation and employee benefits costs
  - Down (12)% QoQ largely driven by the absence of seasonal expenses[B]
- **Information systems and communications of $454M**
  - Up 12% YoY and 5% QoQ mainly due to higher technology and infrastructure investments
- **Transaction processing services of $250M**
  - Up 6% YoY primarily reflecting higher revenue-related broker fees and market data costs
- **Occupancy of $106M**
  - Up 3% YoY primarily related to JV consolidations in India, partially offset by footprint optimization
  - Up 3% QoQ mainly due to a JV consolidation in India
- **Other of $360M**[21,23]
  - Up 4% YoY mainly due to higher sales, marketing and other fund expenses
  - Up 3% QoQ primarily reflecting higher marketing spend

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. Total expenses on both a GAAP and ex-notables basis were positively impacted by currency translation of $7M and $6M on a YoY and QoQ basis, respectively. [B] 1Q24 includes $162M of seasonal expenses.
Refer to the Appendix included with this presentation for endnotes 1 to 26.

10

STATE STREET

Capital and liquidity ratios

Ratios (%, as of period-end)[3]

CET1 (Standardized)



11.8%
11.0%
11.6%
11.1%
11.2%
10-11%
STT Target Range
1.0%
2.5%
4.5%
8.0%
G-SIB surcharge
SCB[24]
Minimum ratio
2Q23
3Q23
4Q23
1Q24
2Q24
Requirement

Tier 1 leverage



5.8%
5.8%
5.5%
5.4%
5.3%
5.25-5.75%
STT Target Range
4.0%
Minimum ratio
2Q23
3Q23
4Q23
1Q24
2Q24
Requirement

State Street Bank and Trust LCR[4]



120%
120%
122%
130%
134%
100%
2Q23
3Q23
4Q23
1Q24
2Q24
Requirement

Refer to the Appendix included with this presentation for endnotes 1 to 26.

Capital and liquidity highlights

- 2Q24 standardized CET1 ratio at quarter-end of 11.2% increased 0.1%pts QoQ primarily driven by capital generated from earnings, partially offset by continued capital return
- 2Q24 Tier 1 leverage ratio of 5.3% decreased (0.1)%pts QoQ mainly driven by higher average balance sheet levels
- Returned $407M of capital in 2Q24 consisting of $200M of common share repurchases and $207M of declared common stock dividends
- Strong performance under Federal Reserve supervisory stress test, preliminary SCB maintained at 2.5% floor[5]
- Announced a planned 10% increase to 3Q24 quarterly common stock dividend to $0.76 per share, subject to Board approval[6]

Capital ($B unless otherwise noted, capital metrics as of period-end)

	2Q23	1Q24	**2Q24**
Standardized CET1			
CET1 capital	$13.5	$13.2	**$13.3**
Risk weighted assets	114	119	**119**
Tier 1 leverage			
Tier 1 capital	15.5	15.6	**15.8**
Leverage exposure[25]	266	290	**297**
OCI impact of investment portfolio on regulatory capital[26]	(0.1)	0.2	**0.0**

11

STATE STREET

12

13 2Q24 line of business performance 14 Reconciliation of notable items 15 Reconciliation of constant currency impacts 16 Endnotes & other information 17 Forward-looking statements 19 Non-GAAP measures 20 Definitions 21

14 1,894 State StreetAInvestment Servicing Total revenue 687 730 1,920 1,894 2Q23 2Q24 $2,607M $2,624M Pre-tax income Fee revenue NII Pre-tax margin 29.7% 28.0% -1.7%pts YoY % ∆ -1% +6% +1% -5% Investment Management Total revenueB 2Q23 2Q24 $503M $567M Pre-tax income Pre-tax margin 28.2% 31.6% +3.4%pts 2Q23 2Q24 $142M $179M YoY % ∆ +13% +26% Total revenue 691 735 2,419 2,456 2Q23 2Q24 $3,110M $3,191M Pre-tax income Fee revenue NII Pre-tax margin 29.5% 28.6% -0.9%pts YoY % ∆ +2% +6% +3% Flat A State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. B 2Q23 and 2Q24 Total revenue includes $4M and $5M in NII, respectively. 2Q23 2Q24 $775M $734M 2Q23 2Q24 $916M $912M

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	% Change 2Q24 vs. 2Q23	% Change 2Q24 vs. 1Q24	Year-to-Date 2023	Year-to-Date 2024	% Change YTD 2024 vs. YTD 2023
Total fee revenue, GAAP-basis	$ 2,335	$ 2,419	$ 2,361	$ 2,365	$ 2,422	$ 2,456	1.5%	1.4%	$ 4,754	$ 4,878	2.6%
Total fee revenue, excluding notable items	**2,335**	**2,419**	**2,361**	**2,365**	**2,422**	**2,456**	1.5%	1.4%	**4,754**	**4,878**	2.6%
Total revenue, GAAP-basis	3,101	3,110	2,691	3,043	3,138	3,191	2.6%	1.7%	6,211	6,329	1.9%
Less: Notable items:											
(Gains) losses related to investment securities, net			294								
Total revenue, excluding notable items	**3,101**	**3,110**	**2,985**	**3,043**	**3,138**	**3,191**	2.6%	1.7%	**6,211**	**6,329**	1.9%
Total expenses, GAAP basis	2,369	2,212	2,180	2,822	2,513	2,269	2.6%	(9.7)%	4,581	4,782	4.4%
Less: Notable items:											
Acquisition and restructuring costs				15							
Repositioning charges				(203)							
FDIC special assessment				(387)	(130)					(130)	
Impairments and other				(45)							
Total expenses, excluding notable items	**2,369**	**2,212**	**2,180**	**2,202**	**2,383**	**2,269**	2.6%	(4.8)%	**4,581**	**4,652**	1.5%
Seasonal expenses	(181)				(162)				(181)	(162)	
Total expenses, excluding notable items and seasonal expense items	**$ 2,188**	**$ 2,212**	**$ 2,180**	**$ 2,202**	**$ 2,221**	**$ 2,269**	2.6%	2.2%	**$ 4,400**	**$ 4,490**	2.0%
Fee operating leverage, GAAP-basis (%pts)[A]							(1.1)% pts	11.1% pts			(1.8)% pts
Fee operating leverage, excluding notable items (%pts)[B]							(1.1)% pts	6.2% pts			1.1% pts
Operating leverage, GAAP-basis (%pts)[C]							0.0% pts	11.4% pts			(2.5)% pts
Operating leverage, excluding notable items (%pts)[D]							0.0% pts	6.5% pts			0.4% pts
Pre-tax margin, GAAP-basis (%)	22.2%	29.5%	19.0%	6.6%	19.1%	28.6%	(0.9)% pts	9.5% pts	25.8%	23.9%	(1.9)% pts
Notable items as reconciled above (%)			8.0%	20.4%	4.1%					2.0%	
Pre-tax margin, excluding notable items (%)	**22.2%**	**29.5%**	**27.0%**	**27.0%**	**23.2%**	**28.6%**	(0.9)% pts	5.4% pts	**25.8%**	**25.9%**	0.1% pts
Net income available to common shareholders, GAAP-basis	$ 525	$ 726	$ 398	$ 172	$ 418	$ 655	(9.8)%	56.7%	$ 1,251	$ 1,073	(14.2)%
Notable items as reconciled above: pre-tax			294	620	130					130	
Tax impact on notable items as reconciled above			(79)	(156)	(31)					(31)	
Net income available to common shareholders, excluding notable items	**$ 525**	**$ 726**	**$ 613**	**$ 636**	**$ 517**	**$ 655**	(9.8)%	26.7%	**$ 1,251**	**$ 1,172**	(6.3)%
Diluted EPS, GAAP-basis	$ 1.52	$ 2.17	$ 1.25	$ 0.55	$ 1.37	$ 2.15	(0.9)%	56.9%	$ 3.68	$ 3.52	(4.3)%
Notable items as reconciled above			0.68	1.49	0.32					0.32	
Diluted EPS, excluding notable items	**$ 1.52**	**$ 2.17**	**$ 1.93**	**$ 2.04**	**$ 1.69**	**$ 2.15**	(0.9)%	27.2%	**$ 3.68**	**$ 3.84**	4.3%

[A] Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items. [C] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [D] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

15

STATE STREET

16A Other includes Other expenses and Amortization of intangible assets. Reconciliation of Constant Currency FX Impacts (Dollars in millions) 2Q23 1Q24 2Q24 2Q24 vs. 2Q23 2Q24 vs. 1Q24 2Q24 vs. 2Q23 2Q24 vs. 1Q24 2Q24 vs. 2Q23 2Q24 vs. 1Q24 Non-GAAP basis Total revenue, excluding notable items $ 3,110 $ 3,138 $ 3,191 $ (11) $ (9) $ 3,202 $ 3,200 3.0% 2.0% Compensation and employee benefits, excluding notable items $ 1,123 $ 1,252 $ 1,099 $ (4) $ (4) $ 1,103 $ 1,103 (1.8)% (11.9)% Information systems and communications, excluding notable items 405 432 454 (1) - 455 454 12.3% 5.1% Transaction processing services, excluding notable items 235 248 250 (1) (1) 251 251 6.8% 1.2% Occupancy, excluding notable items 103 103 106 - - 106 106 2.9% 2.9% Other expenses, excluding notable items 346 348 360 (1) (1) 361 361 4.3% 3.7% Total expenses, excluding notable items $ 2,212 $ 2,383 $ 2,269 $ (7) $ (6) $ 2,276 $ 2,275 2.9% (4.5)% Reported Currency Translation Impact Excluding Currency Impact % Change Constant Currency

17 This presentation (and the conference call accompanying it) includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its second quarter 2024 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by an Addendum with detailed financial tables. This presentation (and the conference call accompanying it) is designed to be reviewed together with that news release and that Addendum, which are available on State Street’s website, at http://investors.statestreet.com, and are incorporated herein by reference. No other information on our website is incorporated herein by reference. 1. Servicing fee revenue wins/backlog represents estimates of future annual revenue associated with new servicing engagements State Street determines to be won during the current reporting period, which may include anticipated servicing-related revenues associated with acquisitions or structured transactions, based upon factors assessed at the time the engagement is determined by State Street to be won, including asset volumes, number of transactions, accounts and holdings, terms and expected strategy. These and other relevant factors influencing projected servicing fees upon asset implementation/onboarding will change from time to time prior to, upon and following asset implementation/onboarding, among other reasons, due to varying market levels and factors and client and investor activity and preferences. Servicing fee/backlog estimates are not updated to reflect those changes, regardless of the magnitude or direction of, or reason for, any change. Servicing fee revenue wins in any period are highly variable and include estimated fees attributable to both (1) services to be provided for new estimated AUC/A reflected in new asset servicing wins for the period (with AUC/A to be onboarded in the future) and (2) additional services to be provided for AUC/A already included in our end-of period AUC/A (i.e., for which other services are currently provided); and the magnitude of one source of servicing fee revenue wins relative to the other (i.e., (1) relative to (2)) will vary from period to period. Therefore, for these and other reasons, comparisons of estimated servicing fee revenue wins to estimated new asset servicing AUC/A wins for any period will not produce reliable fee per AUC/A estimates. No servicing fees are recognized until the point in the future when we begin performing the associated services with respect to the relevant AUC/A. See also endnote 2 below in reference to considerations applicable to pending servicing engagements, which similarly apply to engagements for which reported servicing fee revenue wins/backlog are attributable. 2. New asset servicing mandates, including announced Alpha front-to-back investment servicing clients, may be subject to completion of definitive agreements, consents or assignments, approval of applicable boards and shareholders and customary regulatory approvals, the failure to complete any of which will prevent the relevant mandate from being installed and serviced. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates, servicing assets remaining to be installed in future periods and servicing fee revenues remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month. Generally, our servicing fee revenues are affected by several factors, and we provide varied services from our full suite of offerings to different clients. The basis for fees will also differ across regions and clients and can reflect pricing pressures traditionally experienced in our industry. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees also are generally affected by various factors, including investment product type and strategy and relationship pricing for clients, and are more sensitive to market valuations than are servicing fees. Therefore, no assumption should be drawn from management fees associated with changes in AUM levels. Levels of AUC/A, AUC/A to be installed, Servicing fee wins to be installed and AUM are always presented as of the end of the relevant period, unless otherwise specifically noted. 3. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 2Q23 to 2Q24. Refer to the Addendum for descriptions of these ratios. June 30, 2024 capital ratios are presented as of quarter-end and are preliminary estimates. 4. State Street Corporation LCR in 2Q24 decreased (1)%pt QoQ to ~106%; State Street Bank and Trust's (SSBT) LCR is significantly higher than State Street Corporation's (SSC) LCR, primarily due to application of the transferability restriction in the U.S. LCR Final Rule to the calculation of SSC’s LCR. This restriction limits the amount of HQLA held at SSC’s principal banking subsidiary, SSBT and available for the calculation of SSC’s LCR to the amount of net cash outflows of SSBT. This transferability restriction does not apply in the calculation of SSBT’s LCR, and therefore SSBT’s LCR reflects the full benefit of all of its HQLA holdings. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions under regulatory standards. 5. The Federal Reserve will release the firm’s final SCB requirement by August 31, 2024, which will become effective on October 1, 2024 and remain in effect through September 30, 2025. 6. State Street’s Board of Directors will consider the common stock dividend at a regularly scheduled board meeting in 3Q24. State Street’s 3Q24 common stock and other stock dividends, including the declaration, timing and amount, remain subject to consideration and approval by State Street’s Board of Directors at the relevant times. 7. The index names listed are service marks of their respective owners. S&P Global Specials and S&P U.S. Specials Volumes sourced from S&P Global Market Intelligence.

18 8. Data presented for indicative purposes. Morningstar data includes long-term mutual funds, ETFs and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 2Q24 data for North America (U.S. domiciled) includes Morningstar actuals for April and May 2024 and Morningstar estimates for June 2024. 2Q24 data for EMEA is on a rolling three month basis for March 2024 through May 2024. 9. Planned strategic investment in Envestnet announced on July 11, 2024. 10. Other fee revenue primarily consists of income from equity method investments, certain tax-advantaged investments and market-related adjustments. 11. Front office software and data revenue primarily includes revenue from CRD, Alpha Data Platform and Alpha Data Services. Includes Other revenue of $4M in 2Q23 and 3Q23, $5M in 4Q23, $4M in 1Q24 and 2Q24. Revenue line items may not sum to total due to rounding. 12. On-premises revenue is revenue derived from locally installed software. Software-enabled revenue includes SaaS, maintenance and support revenue, FIX, brokerage, and value-add services. The revenue recognition pattern for On-premises installations differs from software-enabled revenue. 13. Front office bookings represent signed ARR contract values for CRD, CRD for Private Markets, Alpha Data Platform, and Alpha Data Services excluding bookings with affiliates, including SSGA. Front office revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 14. Front office software and data annual recurring revenue (ARR), an operating metric, is calculated by annualizing current quarter revenue for CRD and CRD for Private Markets and includes the annualized amount of most software-enabled revenue, including revenue generated from SaaS, maintenance and support revenue, FIX, and value-added services, which are all expected to be recognized ratably over the term of client contracts. Front office software and data ARR does not include software-enabled brokerage revenue, revenue from affiliates and licensing fees (excluding the portion allocated to maintenance and support) from On-premises software. 15. Represents expected ARR from signed client contracts that are scheduled to be largely installed over the next 24 months for CRD, CRD for Private Markets and Alpha Data Services. It includes SaaS revenue, as well as maintenance and support revenue, and excludes the one-time impact of On-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates. 16. Represents expected annual revenue from signed client contracts that are scheduled to be largely installed over the next 24 months. This amount of expected revenue is estimated based on factors present on or about the time the contract was signed (and is not updated based on subsequent developments, including changes in assets, market valuations and scope). It does not include professional services revenue or revenue from affiliates. 17. NII is presented on a GAAP-basis. NIM is presented on a fully taxable-equivalent (FTE) basis, and is calculated by dividing FTE NII by average total interest-earning assets. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 18. Includes Cash and due from banks and Interest-bearing deposits with banks. 19. Duration as of period end and based on the total investment portfolio. 20. Calculated as Operational deposits divided by Total deposits, in the respective periods. 21. Other, excluding notable items, includes Other expenses and Amortization of intangible assets. 22. Pro-forma headcount reflects estimated total headcount for 2Q23 and 1Q24 as if the headcount of the India JVs that were consolidated in 4Q23 and 2Q24 had been included in both of those prior periods and is based on headcount in each JV at the end of those respective periods. 23. Other expenses in 1Q24 included a notable item related to the FDIC Special Assessment of $130M. Excluding this notable item, 2Q24 Other expenses of $300M was up 4% compared to 1Q24 adjusted Other expenses of $288M. 24. The SCB of 2.5% effective on October 1, 2024 is calculated based upon the results of the CCAR 2024 exam. 25. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions under regulatory standards. 26. OCI impact of investment portfolio on regulatory capital is a sub-component within GAAP AOCI.

19 This Presentation contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our strategy, growth and sales prospects, capital management, business, financial and capital condition, results of operations, the financial and market outlook and the business environment. Forward-looking statements are often, but not always, identified by such forward- looking terminology as “outlook,” “priority,” “will,” “expect,” “intend,” “aim,” “outcome,” “future,” “strategy,” “pipeline,” “trajectory,” “target," “guidance,” “objective,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “trend,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued. We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; We could be adversely affected by political, geopolitical, economic and market conditions, including, for example, as a result of liquidity or capital deficiencies (actual or perceived) by other financial institutions and related market and government actions, the ongoing wars in Ukraine and in the Middle East, major political elections globally, actions taken by central banks to address inflationary and growth pressures, monetary policy tightening, periods of significant volatility in valuations and liquidity or other disruptions in the markets for equity, fixed income and other assets classes globally or within specific markets; Our development and completion of new products and services, including State Street Alpha® and those related to digital assets and artificial intelligence, may impose costs on us, involve dependencies on third parties and may expose us to increased operational, model and other risks; Our business may be negatively affected by our failure to update and maintain our technology infrastructure, or otherwise meet the increasing resiliency expectations of our clients and regulators, or as a result of a cyber-attack or similar vulnerability in our or business partners' infrastructure; Our risk management framework, models and processes may not be effective in identifying or mitigating risk and reducing the potential for related losses, and a failure or circumvention of our controls and procedures, or errors or delays in our operational and transaction processing, or those of third parties, could have an adverse effect on our business, financial condition, operating results and reputation; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of these transactions, including the consolidation of our operations joint ventures in India, pose risks for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We have significant global operations and clients that can be adversely impacted by disruptions in key global economies, including local, regional and geopolitical developments affecting those economies; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets, governmental action or monetary policy. For example, among other risks, increases in prevailing interest rates or market conditions have led, and were they to occur in the future could further lead, to reduced levels of client deposits and resulting decreases in our NII or to portfolio management decisions resulting in reductions in our capital or liquidity ratios; Our business activities expose us to interest rate risk; We assume significant credit risk of counterparties, who may also have substantial financial dependencies on other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our revenue and is subject to decline based on, among other factors, market and currency declines, investment activities and preferences of our clients and their business mix; If we are unable to effectively manage our capital and liquidity, our financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by regulatory requirements and considerations, including capital, credit and liquidity; We face extensive and changing government regulation and supervision in the jurisdictions in which we operate, which may increase our costs and compliance risks and may affect our business activities and strategies; Our businesses may be adversely affected by government enforcement and litigation; Our businesses may be adversely affected by increased and conflicting political and regulatory scrutiny of asset management stewardship and corporate sustainability or Environmental, Social and Governance (ESG) practices; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated results of operations and financial condition; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; We could face liabilities for withholding and other non-income taxes, including in connection with our services to clients, as a result of tax authority examinations; Our businesses may be negatively affected by adverse publicity or other reputational harm; Shifting and maintaining operational activities to non-U.S. jurisdictions, changing our operating model, including by consolidating our operations joint ventures in India, and outsourcing to, or insourcing from, third parties expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings or operational improvements; Attacks or unauthorized access to our or our business partners' or clients' information technology systems or facilities, such as cyber-attacks or other disruptions to our or their operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts and customizing service delivery for clients expose us to increased operational risk, pricing and performance risk; We may not be able to protect our intellectual property or may infringe upon the rights of third parties; The quantitative models we use to manage our business may contain errors that could adversely impact our business, financial condition, operating results and regulatory compliance; Our reputation and business prospects may be damaged if investors in the collective investment pools we sponsor or manage incur substantial losses in these investment pools or are restricted in redeeming their interests in these investment pools; The impacts of climate change, and regulatory responses, and disclosure requirements related to such risks, could adversely affect us; and We may incur losses or face negative impacts on our business as a result of unforeseen events, including terrorist attacks, natural disasters, climate change, pandemics, global conflicts, an abrupt banking crisis and other geopolitical events, which may have a negative impact on our business and operations. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2023 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

20 In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Results”.

21 ACWI All Country World Index AOCI Accumulated other comprehensive income ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management Bloomberg Global Aggregate Bloomberg Global Aggregate represents Bloomberg Global Aggregate Bond Index CCAR Comprehensive Capital Analysis and Review CET1 ratio Common equity tier 1 ratio CRD Charles River Development EAFE Europe, Australia, and Far East EM Emerging markets EMEA Europe, Middle East and Africa EOP End of period EPS Earnings per share ESG Environmental, Social, and Governance ETF Exchange-traded fund FDIC Federal Deposit Insurance Corporation FIX The Charles River Network's FIX Network Service (CRN) is an end-to-end trade execution and support service facilitating electronic trading between Charles River's asset management and broker clients Front office uninstalled revenue backlog Represents the annualized recurring revenue from signed client contracts that are scheduled to be fully installed over the next 24 months for CRD, Charles River for Private Markets and Alpha Data Services. It includes SaaS revenue as well as maintenance and support revenue and excludes the one-time impact of on-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates FTE Fully taxable-equivalent FX Foreign exchange GAAP Generally accepted accounting principles in the United States G-SIB Global systemically important bank HQLA High Quality Liquid Assets HTM Held-to-maturity JPM G7 JP Morgan G7 Volatility Index JPM EM JP Morgan Emerging Market Bond Index JV Joint venture LCR Liquidity Coverage Ratio Lending related and other Lending related and other fees primarily consist of fee revenue associated with State Street ’s fund finance, leveraged loans, municipal finance, insurance and stable value wrap businesses Middle office uninstalled revenue backlog Represents the annualized recurring revenue from signed client contracts that are scheduled to be fully installed over the next 24 months. It does not include professional services revenue or revenue from affiliates MSCI Morgan Stanley Capital International Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) (FTE) Fully taxable-equivalent (FTE) Net interest income divided by average total interest-earning assets nm Not meaningful NYSE New York Stock Exchange OCI Other comprehensive income On-premises On-premises revenue as recognized in Front office software and data Pre-tax margin Income before income tax expense divided by total revenue Operational deposits Client cash deposits that are required for or related to the underlying transaction activity of their accounts, and accordingly, are historically more stable than other transient cash deposits %Pts Percentage points is the difference from one percentage value subtracted from another Quarter-over-Quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity RWA Risk weighted assets SaaS Software as a service SCB Stress capital buffer Seasonal expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SEC Securities Exchange Commission SPDR Standard and Poor's Depository Receipt SSC State Street Corporation SSGA State Street Global Advisors VIX Chicago Board Options Exchange's CBOE Volatility Index Year-over-Year (YoY) Current period compared to the same period a year ago YTD Year-to-date